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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------


         Date of Report (Date of earliest event reported) August 30, 2007

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
             (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))



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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: successful completion of the tender offer for all of the Company's shares followed by the merger with a subsidiary of Wipro Technologies; incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 8.01    OTHER EVENTS

On August 30, 2007, the Company announced by means of the attached press release that, pursuant to Section 12.1(b)(ii) of the Indenture, dated as of June 30, 2004 (the "Indenture"), between Infocrossing, Inc. and Wells Fargo Bank National Association, which governs Infocrossing's 4.00% Convertible Senior Notes due 2024 (the "Notes"), Note holders are advised that the Notes may be surrendered for conversion at any time from and after September 3, 2007 until 15 days after the actual date of a proposed merger (the "Merger") with Roxy Acquisition Corp., a wholly owned subsidiary of Wipro Limited (the "Make-Whole Conversion Period"). The Merger is contemplated to occur following a tender offer (the "Tender Offer") commenced on August 17, 2007 by Roxy Acquisition Corp. to purchase all of the outstanding shares of common stock of Infocrossing.

If a CHANGE OF CONTROL occurs in connection with the Tender Offer, Note holders will be paid a MAKE-WHOLE PREMIUM if they surrender their Notes for repurchase in connection with such CHANGE OF CONTROL pursuant to Section 11.1(b) of the Indenture or convert their Notes within the MAKE-WHOLE CONVERSION PERIOD. Please note that if a Note holder converts its Notes prior to consummation of the Tender Offer and a CHANGE OF CONTROL does not actually occur in connection with the Tender Offer, such Note holder will not receive a MAKE-WHOLE PREMIUM. The Tender Offer and the Merger are subject to a number of conditions, as described in the Schedule 14D-9 initially filed by the Company with the Securities and Exchange Commission on August 17, 2007. This notice is made as required pursuant to Section 12.1(f) of the Indenture.


ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER         DESCRIPTION

   99          Press release of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 30, 2007              INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title: SVP & General Counsel

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
----------  --------------------------------------------------------------------

   99          Press release of the Company.

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